UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): May 9, 2006

ITT EDUCATIONAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13144	36-2061311
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

13000 North Meridian Street
Carmel, Indiana	46032-1404

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (317) 706-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

At the 2006 Annual Meeting of Shareholders of ITT Educational Services, Inc. (the “Company”) held on May 9, 2006, the Company’s shareholders approved the 2006 ITT Educational Services, Inc. Equity Compensation Plan (the “2006 Plan”). The 2006 Plan was approved by the Company's Board of Directors on January 24, 2006, subject to shareholder approval, and became effective with such shareholder approval on May 9, 2006.

The 2006 Plan provides for the grant of stock options (both incentive and nonqualified), stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units and other stock-based awards to employees and directors of the Company and its subsidiaries. An aggregate of 4,000,000 shares of the Company’s common stock are available for issuance under the 2006 Plan, subject to antidilution adjustments.

A copy of the 2006 Plan is attached hereto as Exhibit 10.53 and the information set forth therein is incorporated herein by reference and constitutes a part of this report. A copy of the form of Nonqualified Stock Option Award Agreement to be used in connection with the grant of nonqualified stock options under the 2006 Plan is attached hereto as Exhibit 10.54. A copy of the form of Restricted Stock Award Agreement to be used in connection with the grant of restricted stock under the 2006 Plan is attached hereto as Exhibit 10.55.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 9, 2006, the Board of Directors of the Company elected Thomas I. Morgan and John A. Yena to serve as directors on the Company’s Board of Directors. Messrs. Morgan and Yena will also serve on the Audit Committee of the Company’s Board of Directors. There are no arrangements or understandings between Mr. Morgan or Mr. Yena and any other person pursuant to which Mr. Morgan or Mr. Yena was elected to the Board of Directors. Since January 1, 2005, neither Mr. Morgan nor Mr. Yena has entered into any transaction in which he has a direct or indirect material interest and in which the Company or any subsidiary of the Company is also a party, and neither Mr. Morgan nor Mr. Yena is currently considering any such transactions. A copy of the press release issued by the Company announcing the election of Messrs. Morgan and Yena to the Company’s Board of Directors is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

Exhibit No.	Description

10.55	2006 ITT Educational Services, Inc. Equity Compensation Plan.

99.1	Press release dated May 10, 2006 announcing the election of Thomas I. Morgan and John A. Yena to the Company’s Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2006

ITT Educational Services, Inc.

By:	/s/ Clark D. Elwood
Name: Clark D. Elwood
Title: Senior Vice President,

General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

10.55	2006 ITT Educational Services, Inc. Equity Compensation Plan.

99.1	Press release dated May 10, 2006 announcing the election of Thomas I. Morgan and John A. Yena to the Company’s Board of Directors.

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